The AAL Mutual Funds

Supplement to Prospectus dated June 27, 2003

Portfolio Management Change

William D. Stouten has served as the portfolio manager of The AAL Money Market Fund since October 10, 2003. Mr. Stouten has been with Thrivent Investment Management Inc. ("Thrivent Investment Mgt.") since 2001, and he has served as a research analyst/trader for the money market funds at Thrivent Financial from 2001 to 2003. Prior to joining Thrivent Investment Mgt., Mr. Stouten served as a senior research analyst for Voyageur Asset Management from 1998 to 2001.

Proposed Modification of Advisory Fee Schedule

A Special Meeting of Shareholders is scheduled to be held on or about March 9, 2004. The Special Meeting is being held to consider a proposal to modify the Funds' investment advisory fees as follows:

                                    Current Advisory Fees as                Proposed Advisory Fees as % of
Fund                                % of Average Net Assets                      Average Net Assets
-----------------------------------------------------------------------------------------------------------------
The AAL International Fund          $0 to $50 million         0.65%         $0 to $500 million              0.80%
                                    More than $50 million     0.60%         More than $500 million but
                                                                              not more than $1 billion      0.75%
                                                                            $1 billion but not more
                                                                              than $2.5 billion             0.725%
                                                                            $2.5 billion but not more
                                                                              than $5 billion               0.70%
                                                                            More than $5.0 billion          0.675%

The AAL Equity Income Fund          All net assets            0.45%         $0 to $500 million              0.65%
                                                                            More than $500 million but
                                                                              not more than $1 billion      0.60%
                                                                            $1 billion but not more
                                                                              than $2.5 billion             0.55%
                                                                            $2.5 billion but not more
                                                                              than $5 billion               0.525%
                                                                            More than $5.0 billion          0.50%

In addition, the Board approved changes to the fees payable for various services and obtained commitments from management with respect to the waiver of fees and the reimbursement of expenses for the Funds through December 31, 2005. Based on the current and projected asset levels of these Funds, it is anticipated that these changes and commitments, in combination with the proposed new advisory fees, will result in no increase in the expense ratio of these Funds. Subject to approval by shareholders, the new investment advisory fees are expected to be effective as soon as reasonably practicable after shareholder approval.

Proposed Manager of Managers Policy

Under a proposed policy, the Board of Trustees, on the recommendation of Thrivent Investment Mgt., may wish to hire, add or change a subadviser to handle the day-to-day investment decisions for a particular Fund without submitting the investment subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the affected Fund. This proposal is subject to shareholder approval at a Special Meeting of Shareholders to be held on or about March 9, 2004.

The date of this Supplement is November 21, 2003.

Please include this Supplement with your Prospectus.